Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of NuPathe Inc. (the “Registrant”) on Form 10-Q for the quarter ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jane H. Hollingsworth, Chief Executive Officer of the Registrant, and I, Keith A. Goldan, Vice President and Chief Financial Officer of the Registrant, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jane H. Hollingsworth	/s/ Keith A. Goldan

Jane H. Hollingsworth	Keith A Goldan
Chief Executive Officer	Vice President and Chief Financial Officer

Date: November 12, 2010	Date: November 12, 2010